Exhibit 99.1

NEWS RELEASE

2108 East South Boulevard	Montgomery, Alabama 36116	Telephone 334-288-3900

FINANCIAL CONTACT:	MEDIA CONTACT:
Stephen G. Rutledge	David Rickey
Senior Vice President, CFO	Vice President – Public Relations
and Chief Investment Officer	(334) 613-4034
(334) 613-4500

ALFA CORPORATION REPORTS THIRD QUARTER 2006 RESULTS

Montgomery, Alabama (October 20, 2006) — Alfa Corporation (NASDAQ:ALFA) today announced financial results for the three and nine months ended September 30, 2006. Operating income for the quarter was $26,871,178, or $0.33 per diluted share, compared with operating income of $24,219,493, or $0.30 per diluted share, for the third quarter of 2005, a per share increase of 10.2%. Net income, which includes net realized investment gains, was $27,237,673, or $0.34 per diluted share, for the third quarter of 2006, compared with $25,102,904, or $0.31 per diluted share in 2005, a per share increase of 7.8%. Premiums and policy charges for the third quarter of 2006 increased 7.5% to $172,953,460.

For the nine months ended September 30, 2006, operating income was $71,354,899 compared with operating income of $72,396,566 for the first nine months of 2005. On a per share basis, operating income decreased 2.0% to $0.88 per diluted share for the nine-month period in 2006 compared with $0.90 per diluted share for the same period in 2005. After net realized investment gains, net income was $72,883,563, or $0.90 per diluted share, for the first nine months of 2006, compared with net income of $75,228,407, or $0.93 per diluted share, for the same period in 2005, a per share decrease of 3.7%. Premiums and policy charges increased 9.1% to $512,801,354 for the first nine months of 2006.

Alfa’s Chairman, President and Chief Executive Officer, Jerry A. Newby, said, “I am pleased with our performance in the third quarter. Healthy top-line growth in both our property and casualty and life business segments contributed to these results. Our loss ratio, which is also a key component behind our operating performance, remains outstanding. The commitment of our agency force to deliver strong top-line growth,

-MORE-

Alfa Reports Third-Quarter Results

October 20, 2006

together with our management team’s dedication to achieving consistent operating performance, continues to prevail in today’s competitive market conditions. We look forward to the remainder of 2006 with anticipation of another solid year for Alfa Corporation.”

Alfa Corporation will host a conference call on Friday, October 20, at 10:30 a.m. Eastern time. Investors and other interested parties may access the teleconference by calling 1-800-289-0493 (access code 7339774), or via links located on Alfa’s web site: www.alfains.com. A 30-day Internet play of the call will also be available from Alfa’s web site.

Alfa Corporation is engaged in insurance and financial activities through its subsidiaries. The common stock of Alfa Corporation is traded on the NASDAQ Global Select Market under the symbol ALFA.

The associated investor supplement package for the third quarter ended September 30, 2006, may be found by clicking on the web cast link in the “Invest in Alfa” section of Alfa’s web site and is also available at: http://www.irinfo.com/alfa/3q06fsg.pdf.

Investors are cautioned that statements in this press release which relate to the future are, by their nature, uncertain and dependent upon numerous contingencies – including political, economic, regulatory, climatic, competitive, legal, and technological – any of which could cause actual results and events to differ materially from those indicated in such forward-looking statements. Additional information regarding these and other risk factors and uncertainties may be found in Alfa Corporation’s filings with the Securities and Exchange Commission.

-MORE-

ALFA CORPORATION

CONSOLIDATED CONDENSED STATEMENTS OF INCOME

(UNAUDITED)

	Nine Months Ended September 30,			Statistics		Three Months Ended September 30,			Statistics
	2006	2005	% Change	2006	2005	2006	2005	% Change	2006	2005
Revenues
Premiums - Property and Casualty Insurance	450,442,275	412,565,810	9.18			152,191,304	141,615,762	7.47
Premiums - Life Insurance	34,479,582	30,873,739	11.68			11,639,879	10,570,000	10.12
Policy Charges - Life Insurance	27,879,497	26,724,411	4.32			9,122,277	8,701,242	4.84
Net Investment Income	67,107,526	70,510,093	(4.83)			26,306,786	24,615,505	6.87
Other Income	20,742,003	17,207,151	20.54			7,337,794	5,271,863	39.19

Total Revenues	600,650,883	557,881,204	7.67			206,598,040	190,774,372	8.29

Benefits and Expenses
Benefits & Settlement Expenses	346,567,600	323,277,862	7.20	57.70	57.95	118,436,125	110,019,051	7.65	57.33	57.67
Dividends to Policyholders	3,040,848	2,945,396	3.24	0.51	0.53	954,889	923,570	3.39	0.46	0.48
Amortization of Deferred Policy Acquisition Costs	94,853,824	81,997,955	15.68	15.79	14.70	33,603,764	28,468,283	18.04	16.26	14.92
Other Operating Expenses	58,639,498	50,685,119	15.69	9.76	9.08	16,873,615	18,171,081	(7.14)	8.17	9.53

Total Expenses	503,101,770	458,906,332	9.63	83.76	82.26	169,868,393	157,581,985	7.80	82.22	82.60

Income Before Provision for Income Taxes	97,549,113	98,974,872	(1.44)	16.24	17.74	36,729,647	33,192,387	10.66	17.78	17.40
Provision For Income Taxes	26,194,214	26,578,306	(1.45)	26.85	26.85	9,858,469	8,972,894	9.87	26.84	27.03

Operating Income	71,354,899	72,396,566	(1.44)			26,871,178	24,219,493	10.95
Realized Investment Gains, Net of Tax	1,528,664	2,831,841	(46.02)			366,495	883,411	(58.51)

Net Income	72,883,563	75,228,407	(3.12)			27,237,673	25,102,904	8.50

Operating Income Per Share - Basic	0.89	0.90	(1.69)			0.33	0.30	10.64

Operating Income Per Share - Diluted	0.88	0.90	(2.04)			0.33	0.30	10.24

Net Income Per Share - Basic	0.91	0.94	(3.36)			0.34	0.31	8.20

Net Income Per Share - Diluted	0.90	0.93	(3.71)			0.34	0.31	7.81

Dividends Per Share	0.3200	0.2875	11.30			0.1100	0.1000	10.00

Average Shares Outstanding - Basic	80,317,604	80,115,937	0.25			80,322,212	80,099,751	0.28

Average Shares Outstanding - Diluted	81,140,033	80,642,174	0.62			81,218,401	80,702,154	0.64

Management believes that operating income and operating income per share, non-GAAP financial measures, serve as meaningful tools for assessing the profitability of the Company’s ongoing operations. Operating income is defined by the Company as net income excluding realized investment gains and losses, net of applicable taxes. Operating income per share represents operating income divided by the weighted average shares outstanding for the reporting period. Management uses operating income and operating income per share as measures of the Company’s ongoing profitability since they eliminate the effect of securities market volatility from earnings.

ALFA CORPORATION

CONSOLIDATED CONDENSED BALANCE SHEETS

	(Unaudited) September 30, 2006	December 31, 2005 (1)	% Change
Assets
Investments:
Fixed Maturities Held for Investment, at amortized cost (fair value $75,666 in 2006 and $93,578 in 2005)	$71,994	$88,330	-18.49%
Fixed Maturities Available for Sale, at fair value (amortized cost $1,444,453,800 in 2006 and $1,394,823,078 in 2005)	1,457,891,857	1,419,708,095	2.69%
Equity Securities Available for Sale, at fair value (cost $113,690,991 in 2006 and $96,668,040 in 2005)	118,409,345	107,020,104	10.64%
Policy Loans	64,317,670	62,101,204	3.57%
Collateral Loans	130,481,374	124,667,449	4.66%
Commercial Leases	1,671,638	2,515,084	-33.54%
Other Long-Term Investments	85,303,786	61,961,072	37.67%
Other Long-Term Investments in Affiliates	125,150,318	138,457,224	-9.61%
Short-Term Investments	107,023,091	84,861,880	26.11%

Total Investments	2,090,321,073	2,001,380,442	4.44%
Cash	29,860,612	37,228,639	-19.79%
Accrued Investment Income	17,200,836	16,858,408	2.03%
Accounts Receivable	92,199,792	72,622,465	26.96%
Reinsurance Balances Receivable	4,941,979	6,648,204	-25.66%
Deferred Policy Acquisition Costs	222,561,631	204,253,919	8.96%
Goodwill	13,924,306	13,924,306	0.00%
Other Intangible Assets (net of accumulated amortization of $1,195,950 in 2006 and $683,400 in 2005)	7,912,050	8,424,600	-6.08%
Other Assets	20,274,052	20,478,836	-1.00%

Total Assets	$2,499,196,331	$2,381,819,819	4.93%

Liabilities and Stockholders’ Equity
Policy Liabilities and Accruals - Property and Casualty Insurance	$166,002,851	$159,639,886	3.99%
Policy Liabilities and Accruals - Life Insurance Interest-Sensitive Products	638,715,016	600,994,074	6.28%
Policy Liabilities and Accruals - Life Insurance Other Products	207,016,265	197,140,294	5.01%
Unearned Premiums	245,310,742	220,456,047	11.27%
Dividends to Policyholders	11,643,959	11,662,085	-0.16%
Premium Deposit and Retirement Deposit Funds	5,181,501	5,741,071	-9.75%
Deferred Income Taxes	24,791,352	29,118,958	-14.86%
Other Liabilities	82,940,194	74,147,175	11.86%
Due to Affiliates	18,711,403	22,249,975	-15.90%
Commercial Paper	202,340,286	213,790,443	-5.36%
Notes Payable	70,000,000	70,000,000	0.00%
Notes Payable to Affiliates	27,765,636	20,887,635	32.93%

Total Liabilities	1,700,419,205	1,625,827,643	4.59%

Commitments and Contingencies
Stockholders’ Equity :
Preferred Stock, $1 par value Shares authorized: 1,000,000 Issued: None	—	—	0.00%
Common Stock, $1 par value Shares authorized: 110,000,000 Issued: 83,783,024 Outstanding: 80,381,558 in 2006 and 80,284,018 in 2005	83,783,024	83,783,024	0.00%
Capital in Excess of Par Value	26,436,867	21,171,462	24.87%
Accumulated Other Comprehensive Income (unrealized gains on securities available for sale, net of tax of $11,985,958 in 2006 and $22,105,684 in 2005; unrealized gains (losses) on interest rate swap contract, net of tax of $158,869 in 2006 and ($11,265) in 2005; unrealized (losses) on other long-term investments, net of tax of ($225,178) in 2006 and ($394,560) in 2005)	11,919,649	21,699,859	-45.07%
Retained Earnings	714,671,163	667,535,056	7.06%
Treasury Stock, at cost (shares, 3,401,466 in 2006 and 3,499,006 in 2005)	(38,033,577)	(38,197,225)	-0.43%

Total Stockholders’ Equity	798,777,126	755,992,176	5.66%

Total Liabilities and Stockholders’ Equity	$2,499,196,331	$2,381,819,819	4.93%

Book Value per share	$9.94	$9.42

(1)	Derived from audited financial statements

Alfa Corporation

Investor Supplement

Third Quarter 2006

This Investor Supplement is for informational purposes only. The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in Form 10-K.

Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles (“non-GAAP”) are denoted with an asterisk (*) the first time they appear. These measures are defined on the page “Definitions of Non-GAAP, GAAP and Operating Measures” and are reconciled to the most directly comparable GAAP measure herein.

ALFA CORPORATION

PROPERTY/CASUALTY SEGMENT (UNAUDITED)

(in thousands, except ratios and per share data)

	Nine Months Ended September 30,			Ratios		Three Months Ended September 30,			Ratios
	2006	2005	% Change	2006	2005	2006	2005	% Change	2006	2005
INCOME STATEMENT
Revenues
Automobile Premiums	$283,444	$254,835	11.2			$95,964	$87,983	9.1
Homeowner Premiums	155,108	146,323	6.0			52,259	49,827	4.9
Other Premiums	11,890	11,408	4.2			3,968	3,806	4.3

Total Premiums - Property and Casualty Insurance	450,442	412,566	9.2	100.0%	100.0%	152,191	141,616	7.5	100.0%	100.0%
Net Investment Income	28,777	29,470	(2.4)			10,231	11,233	(8.9)
Other Income	10,244	6,851	49.5			3,410	2,629	29.7

Total Revenues	489,463	448,887	9.0			165,832	155,478	6.7
Benefits, Losses and Expenses
Incurred Losses (Non-storm)	249,655	237,703	5.0	55.4%	57.6%	89,774	83,836	7.1	59.0%	59.2%
Incurred Losses (Storm)	13,773	11,635	18.4	3.1%	2.8%	(32)	—	(100.0)	0.0%	0.0%
Loss Adjustment Expense	22,060	16,759	31.6	4.9%	4.1%	7,512	6,304	19.2	4.9%	4.5%

Total Benefits, Claims, Losses and Settlement Expenses	285,488	266,097	7.3	63.4%	64.5%	97,254	90,140	7.9	63.9%	63.7%
Amortization of Deferred Policy Acquisition Costs	86,829	75,008	15.8	19.3%	18.2%	30,686	26,311	16.6	20.2%	18.6%
Other Operating Expenses	37,285	26,268	41.9	8.3%	6.4%	10,555	9,771	8.0	6.9%	6.9%

Total Operating Expenses	124,114	101,276	22.6	27.6%	24.6%	41,241	36,082	14.3	27.1%	25.5%

Total Benefits, Losses and Expenses	409,602	367,373	11.5	91.0%	89.1%	138,495	126,222	9.7	91.0%	89.2%

Income Before Provision for Income Taxes	79,861	81,514	(2.0)			27,337	29,256	(6.6)
Provision For Income Taxes	20,800	20,287	2.5			6,876	7,567	(9.1)

Operating Income *	59,061	61,227	(3.5)			20,461	21,689	(5.7)
Realized Investment Gains (Losses), Net of Tax	(1,864)	(303)	(515.2)			(850)	(514)	(65.4)

Net Income	$57,197	$60,924	(6.1)			$19,611	$21,175	(7.4)

Operating Income Per Share - Diluted *	$0.73	$0.76	(4.1)			$0.25	$0.27	(6.3)
Net Income Per Share - Diluted	$0.70	$0.76	(6.7)			$0.24	$0.26	(8.0)

Operating Return on Equity*	16.8%	18.5%

Return on Equity*	16.5%	18.6%

Other Key Information
Earned Premium by Region
Alabama	$338,864	$329,317	2.9	75.2%	79.8%	$113,615	$110,944	2.4	74.7%	78.3%
Georgia	25,818	25,057	3.0	5.7%	6.1%	8,562	8,409	1.8	5.6%	5.9%
Mississippi	31,989	29,207	9.5	7.1%	7.1%	10,772	9,860	9.2	7.1%	7.0%
VA Mutual	16,033	16,318	(1.7)	3.6%	3.9%	5,328	5,531	(3.7)	3.5%	3.9%
Vision	37,738	12,667	197.9	8.4%	3.1%	13,914	6,872	102.5	9.1%	4.9%

Total Earned Premium	$450,442	$412,566	9.2	100.0%	100.0%	$152,191	$141,616	7.5	100.0%	100.0%

Incurred Losses by Region (Non-storm)
Alabama	$185,317	$186,495	(0.6)	54.7%	56.6%	$65,192	$65,406	(0.3)	57.4%	59.0%
Georgia	17,054	19,019	(10.3)	66.1%	75.9%	6,348	5,973	6.3	74.1%	71.0%
Mississippi	15,298	17,339	(11.8)	47.8%	59.4%	5,749	5,976	(3.8)	53.4%	60.6%
VA Mutual	7,799	7,245	7.6	48.6%	44.4%	3,361	2,468	36.2	63.1%	44.6%
Vision	24,187	7,605	218.0	64.1%	60.0%	9,124	4,013	127.4	65.6%	58.4%

Total Incurred Losses	$249,655	$237,703	5.0	55.4%	57.6%	$89,774	$83,836	7.1	59.0%	59.2%

Lapse Ratio: Preferred and Standard Classes *	3.44%	3.45%				3.64%	3.75%
Net Written Premium by LOB
Automobile	$299,591	$275,732	8.7			$96,997	$92,545	4.8
Homeowner	163,450	160,534	1.8			55,924	52,718	6.1
Other	13,330	12,583	5.9			4,051	3,942	2.8

Total Net Written Premium	$476,371	$448,849	6.1			$156,972	$149,205	5.2

Net Written Premium by Region
Alabama	$350,586	$340,460	3.0			$117,851	$114,481	2.9
Georgia	26,541	25,809	2.8			8,813	8,730	1.0
Mississippi	34,848	30,560	14.0			10,933	10,290	6.2
VA Mutual	15,417	27,048	(43.0)			6,028	6,580	(8.4)
Vision	48,979	24,972	96.1			13,347	9,124	46.3

Total Net Written Premium	$476,371	$448,849	6.1			$156,972	$149,205	5.2

Data may differ from actual due to rounding.

ALFA CORPORATION

LIFE SEGMENT (UNAUDITED)

(in thousands, except ratios and per share data)

	Nine Months Ended September 30,			Ratios		Three Months Ended September 30,			Ratios
	2006	2005	% Change	2006	2005	2006	2005	% Change	2006	2005
INCOME STATEMENT
Revenues
Traditional Life Insurance Premiums	$33,987	$30,357	12.0			$11,638	$10,570	10.1
Universal Life Policy Charges	16,278	15,479	5.2			5,483	5,199	5.5
Universal Life Policy Charges - COLI	3,246	3,037	6.9			768	775	(0.9)
Interest-sensitive Life Policy Charges	8,355	8,208	1.8			2,871	2,728	5.2
Group Life Insurance Premiums	493	517	(4.6)			2	—	100.0

Total Premiums and Policy Charges - Life Insurance	62,359	57,598	8.3	100.0%	100.0%	20,762	19,272	7.7	100.0%	100.0%
Net Investment Income	41,602	37,951	9.6			14,296	12,662	12.9
Other Income	—	—	0.0			—	—	0.0

Total Revenues	103,961	95,549	8.8			35,058	31,934	9.8
Benefits, Claims, Losses and Settlement Expenses	61,432	55,993	9.7	98.5%	97.2%	21,184	19,721	7.4	102.0%	102.3%
Dividends to Policyholders	3,041	2,945	3.3	4.9%	5.1%	955	924	3.4	4.6%	4.8%
Amortization of Deferred Policy Acquisition Costs	8,812	7,725	14.1	14.1%	13.4%	2,918	2,557	14.1	14.1%	13.3%
Other Operating Expenses	8,193	8,158	0.4	13.1%	14.2%	1,416	2,727	(48.1)	6.8%	14.2%

Total Benefits, Losses and Expenses	81,478	74,821	8.9	130.6%	129.9%	26,473	25,929	2.1	127.5%	134.6%

Income Before Provision for Income Taxes	22,483	20,728	8.5			8,585	6,005	43.0
Provision For Income Taxes	7,057	6,084	16.0			2,749	1,495	83.9

Operating Income	15,426	14,644	5.3			5,836	4,510	29.4
Realized Investment Gains, Net of Tax	3,428	3,103	10.5			1,224	1,367	(10.5)
Net Income	$18,854	$17,747	6.2			$7,060	$5,877	20.1

Operating Income Per Share - Diluted	$0.19	$0.18	4.7			$0.07	$0.06	28.6
Net Income Per Share - Diluted	$0.23	$0.22	5.6			$0.09	$0.07	19.4

Operating Return on Equity	7.2%	7.2%

Return on Equity	8.5%	8.5%

Other Key Information (all information presented on a STAT-basis)
Annualized New Business Premium by LOB
Traditional Life	$9,789	$5,828	68.0			$2,602	$1,821	42.9
Universal Life	2,832	3,188	(11.2)			919	888	3.5
Interest-sensitive Life	1,598	1,832	(12.8)			548	579	(5.4)

Total Issued New Business Premium by LOB	$14,219	$10,848	31.1			$4,069	$3,288	23.8

Annualized New Business Premium by Region
Alabama	$12,343	$9,367	31.8			$3,553	$2,869	23.8
Georgia	1,016	763	33.2			296	221	33.9
Mississippi	860	718	19.8			220	198	11.1

Total Issued New Business Premium by Region	$14,219	$10,848	31.1			$4,069	$3,288	23.8

Actual vs. Expected Mortality Ratio *	103%	95%				103%	111%
Persistency Ratio *	91.0%	91.1%

Data may differ from actual due to rounding.

ALFA CORPORATION

NONINSURANCE SEGMENT (UNAUDITED)

(in thousands, except ratios and per share data)

	Nine Months Ended September 30,			Three Months Ended September 30,
	2006	2005	% Change	2006	2005	% Change
INCOME STATEMENT
Revenues
Equity Interest in MidCountry Financial (net of expense)	$969	$1,278	(24.2)	$167	$372	(55.1)
Loan Income (net of expense)	(274)	3,208	(108.5)	3,045	1,120	171.9
Other Net Investment Income	71	1,774	(96.0)	65	568	(88.6)

Total Net Investment Income	766	6,260	(87.8)	3,277	2,060	59.1
Fee/Commission Income - Agency Operations	27,787	17,703	57.0	9,060	5,869	54.4
Other Income	921	1,018	(9.5)	258	258	0.0

Total Other Income	28,708	18,721	53.3	9,318	6,127	52.1

Total Revenues	29,474	24,981	18.0	12,595	8,187	53.8
Benefits, Losses and Expenses
Claims and Settlement Expenses - Agency Operations	2,575	2,200	17.0	952	708	34.5
Other Operating Expenses - Loan/Lease Operations	3,814	5,143	(25.8)	1,470	1,805	(18.6)
Other Operating Expenses - Agency Operations	22,049	15,465	42.6	6,824	5,226	30.6
Other Operating Expenses - Other Operations	811	603	34.5	445	462	(3.7)

Total Benefits, Losses and Expenses	29,249	23,411	24.9	9,691	8,201	18.2

Income Before Provision for Income Taxes	225	1,570	(85.7)	2,904	(14)	20,842.9
Provision For Income Taxes	93	456	(79.6)	968	(46)	2,204.3

Operating Income	132	1,114	(88.2)	1,936	32	5,950.0
Realized Investment Gains (Losses), Net of Tax	(35)	32	(209.4)	(7)	31	(122.6)

Net Income	$97	$1,146	(91.5)	$1,929	$63	2,961.9

Operating Income Per Share - Diluted	$0.00	$0.01	(88.2)	$0.02	$0.00	5,911.5
Net Income Per Share - Diluted	$0.00	$0.01	(91.6)	$0.02	$0.00	2,942.4

Operating Return on Equity	(1.2%)	(0.1%)

Return on Equity	(1.3%)	(0.1%)

Other Key Information

	9/30/06	9/30/05	% Change
Alfa Financial Corporation:
Loan Portfolio	$129,927	$122,323	6.2
Loan Portfolio Yield *	7.79%	7.30%
Loan Gross Charge-offs	$4,177	$582
Loan Net Charge-offs	$4,114	$478
Loan Delinquency Ratio *	1.87%	1.20%
MidCountry Financial Corporation:
Carrying Value (42% and 43% ownership at 9/30/06 and 9/30/05, respectively)	$55,888	$53,614	4.2
Equity in Net Earnings	$969	$1,278	(24.2)
Return on Carried Value *	2.3%	3.2%

Data may differ from actual due to rounding.

ALFA CORPORATION

CORPORATE SEGMENT AND ELIMINATIONS (UNAUDITED)

(in thousands, except ratios and per share data)

	Nine Months Ended September 30,			Three Months Ended September 30,
	2006	2005	% Change	2006	2005	% Change
INCOME STATEMENT
Revenues
Investment Loss	$(608)	$(1,168)	47.9	$(134)	$(441)	69.6
Interest Expense	(3,431)	(2,002)	(71.4)	(1,363)	(898)	(51.8)

Total Net Investment Loss	(4,039)	(3,170)	(27.4)	(1,497)	(1,339)	(11.8)
Other Income	(18,210)	(8,365)	(117.7)	(5,391)	(3,484)	(54.7)

Total Revenues	(22,249)	(11,535)	(92.9)	(6,888)	(4,823)	(42.8)
Benefits, Losses and Expenses
Claims and Settlement Expenses	(2,927)	(1,013)	(188.9)	(953)	(550)	(73.3)
Amortization of Deferred Policy Acquisition Costs	(787)	(735)	(7.1)	—	(400)	100.0
Other Operating Expenses	(13,513)	(4,950)	(173.0)	(3,836)	(1,820)	(110.8)

Total Benefits, Claims, Losses and Settlement Expenses	(17,227)	(6,698)	(157.2)	(4,789)	(2,770)	(72.9)

Loss Before Provision for Income Taxes	(5,022)	(4,837)	(3.8)	(2,099)	(2,053)	(2.2)
Provision For Income Taxes	(1,757)	(248)	(608.5)	(734)	(44)	(1,568.2)

Operating Income (Loss)	(3,265)	(4,589)	28.9	(1,365)	(2,009)	32.1
Realized Investment Gains (Losses), Net of Tax	—	—	0.0	—	—	0.0

Net Income (Loss)	$(3,265)	$(4,589)	28.9	$(1,365)	$(2,009)	32.1

Operating Income (Loss) Per Share - Diluted	$(0.04)	$(0.06)	29.3	$(0.02)	$(0.02)	32.5
Net Income (Loss) Per Share - Diluted	$(0.04)	$(0.06)	29.3	$(0.02)	$(0.02)	32.5

Data may differ from actual due to rounding.

ALFA CORPORATION

INVESTMENT PORTFOLIO

(in thousands, except ratios and per share data)

Alfa Corporation Consolidated Investment Portfolio - Other Key Information

		Nine Months Ended September 30,			Yields			Three Months Ended September 30,			Yields
		2006	2005	% Change	2006	2005		2006	2005	% Change	2006	2005
Net Investment Income and Pre-tax Yield:
Fixed Income Securities		$59,693	$57,577	3.7	5.7%	5.9	% [1]	$20,741	$19,251	7.7	5.9%	5.9	% [1]
Equity Securities		2,927	2,176	34.5	3.3%	2.7%		650	734	(11.4)	2.2%	2.7%
Collateral Loans		7,539	6,180	22.0				2,607	2,219	17.5
Commercial Leases		153	4,805	(96.8)				59	1,660	(96.4)
Other Investment Income		16,717	14,529	15.1				6,089	6,086	0.0
Interest Expense		(11,467)	(8,156)	(40.6)				(4,199)	(3,199)	(31.3)
Investment Expenses		(8,454)	(6,602)	(28.1)				361	(2,136)	116.9

Total Net Investment Income		$67,108	$70,509	(4.8)				$26,308	$24,615	6.9

		9/30/06	12/31/05
Investment Portfolio Composition:
Fixed Income Securities, by Rating: [2]
NAIC Rated	Moody’s Rated
1	Aaa/Aa/A	$1,353,511	$1,288,015	5.1
2	Baa	88,450	105,351	(16.0)
3	Ba	16,003	21,959	(27.1)
4	B	—	4,471	(100.0)
5	Caa	—	—	0.0
6	In or near default	—	—	0.0

Total Fixed Income Securities		1,457,964	1,419,796	2.7
Equity Securities		118,409	107,020	10.6
Collateral Loans		130,481	124,667	4.7
Commercial Leases		1,672	2,515	(33.5)
Other Invested Assets		381,795	347,382	9.9

Total Investment Portfolio		$2,090,321	$2,001,380	4.4

[1]	Yield on Fixed Income Securities is calculated as annualized income divided by the average of the beginning and end of period amortized investment balances for the same 12-month period, which exclude unrealized investment gains and losses.

[2]	Investment Portfolio Composition values for Fixed Income Securities are based on fair value for available for sale securities and amortized value for held for investment securities.

Data may differ from actual due to rounding.

ALFA CORPORATION

QUARTERLY FINANCIAL SUPPLEMENT

September 30, 2006

(Unaudited)

Additional Information

	02:1Q	02:2Q	02:3Q	02:4Q	2002
Pretax P&C Net Investment Income	7,747,433	8,375,695	7,176,169	7,134,749	30,434,046
Pretax P&C Operating Income	17,393,023	14,283,409	13,309,248	19,211,125	64,196,805
P&C Statutory Invested Assets	562,536,805	587,045,896	592,330,618	598,545,022
P&C Statutory Surplus	276,936,440	274,268,630	285,198,181	291,296,304
P&C Loss & LAE Reserves	140,547,346	144,370,368	145,867,486	145,808,225
Pretax Life Net Investment Income	11,482,042	11,673,726	12,057,548	12,076,982	47,290,298
Pretax Life Operating Income	6,038,921	6,493,899	6,928,507	6,748,195	26,209,522
Life Statutory Invested Assets	731,033,090	737,560,100	735,098,205	749,891,687
Life Statutory Surplus	141,999,217	133,026,858	127,697,259	132,468,334

	03:1Q	03:2Q	03:3Q	03:4Q	2003
Pretax P&C Net Investment Income	6,910,185	7,653,547	7,423,546	6,516,131	28,503,409
Pretax P&C Operating Income	20,276,043	16,813,874	16,415,815	16,120,258	69,625,990
P&C Statutory Invested Assets	619,015,221	626,103,044	640,677,141	643,775,395
P&C Statutory Surplus	300,514,053	308,384,829	314,946,117	323,362,342
P&C Loss & LAE Reserves (1)	144,689,722	145,691,012	147,585,697	139,589,753
Pretax Life Net Investment Income	11,534,769	10,948,305	10,843,170	11,408,366	44,734,610
Pretax Life Operating Income	5,630,299	6,071,633	5,514,256	9,528,981	26,745,169
Life Statutory Invested Assets	771,143,631	809,472,299	808,833,684	823,345,514
Life Statutory Surplus	127,075,494	130,374,293	133,237,013	144,834,065

	04:1Q	04:2Q	04:3Q	04:4Q	2004
Pretax P&C Net Investment Income	7,422,200	7,529,905	8,148,041	11,646,118	34,746,264
Pretax P&C Operating Income	26,792,114	19,926,490	21,346,862	22,743,798	90,809,264
P&C Statutory Invested Assets (2)	663,386,315	668,080,084	722,795,981	716,630,234
P&C Statutory Surplus	335,394,591	343,130,340	340,815,304	369,838,232
P&C Loss & LAE Reserves (1)	144,839,184	144,417,593	151,118,973	150,856,684
Pretax Life Net Investment Income	11,464,207	12,070,627	13,044,596	12,549,202	49,128,632
Pretax Life Operating Income	6,101,031	4,881,196	5,704,300	8,778,931	25,465,458
Life Statutory Invested Assets	850,439,601	865,246,778	876,301,256	890,441,591
Life Statutory Surplus	147,078,186	149,627,085	151,079,986	161,992,039

	05:1Q	05:2Q	05:3Q	05:4Q	2005
Pretax P&C Net Investment Income	9,310,764	8,926,932	11,232,799	10,729,178	40,199,673
Pretax P&C Operating Income	19,002,266	33,255,773	29,255,953	24,178,448	105,692,440
P&C Statutory Invested Assets (2)	705,855,331	715,563,873	720,574,977	733,114,630
P&C Statutory Surplus	372,285,887	385,401,304	398,052,284	407,475,146
P&C Loss & LAE Reserves (1)	145,569,327	141,926,723	149,282,527	157,988,560
Pretax Life Net Investment Income	12,226,938	13,061,800	12,661,842	13,012,004	50,962,584
Pretax Life Operating Income	7,722,260	7,001,604	6,004,445	9,749,301	30,477,610
Life Statutory Invested Assets	923,042,022	932,889,527	957,943,993	957,658,384
Life Statutory Surplus	163,786,697	167,102,347	171,890,971	177,189,239

	06:1Q	06:2Q	06:3Q	06:4Q	2006
Pretax P&C Net Investment Income	9,678,917	8,867,842	10,230,689		28,777,448
Pretax P&C Operating Income	19,996,255	32,528,491	27,338,061		79,862,807
P&C Statutory Invested Assets (2)	781,525,886	792,053,522	789,965,735
P&C Statutory Surplus	410,789,564	430,367,018	424,266,223
P&C Loss & LAE Reserves (1)	163,390,031	161,008,518	164,960,736
Pretax Life Net Investment Income	13,590,101	13,716,250	14,296,140		41,602,491
Pretax Life Operating Income	7,113,633	6,783,319	8,585,952		22,482,904
Life Statutory Invested Assets	1,002,957,159	999,648,875	1,017,945,275
Life Statutory Surplus	182,409,009	179,808,669	184,518,325

(1)	P&C Loss & LAE Reserves for fourth quarter 2003, fourth quarter 2004 and periods beginning in 2005 include salvage and subrogation receivables.

(2)	P&C Statutory Invested Assets for fourth quarter 2004 and periods beginning in 2005 reflect a reclassification of premium installment plan receivables into Accounts Receivable.

Definitions of Non-GAAP, GAAP and Operating Measures

Management believes that disclosure of the following non-GAAP financial measures provides investors with meaningful tools to assess the Company’s ongoing operations. Our methods of calculating these measures may differ from those used by other companies, thereby limiting comparability.

Operating Income is defined as net income excluding realized investment gains and losses, net of applicable taxes. Management uses operating income as a measure of the Company’s ongoing profitability since it eliminates the effect of securities market volatility from earnings.

Operating Income per Share is defined as operating income divided by the weighted average shares outstanding for the reporting period. Management uses operating income per share as a measure of the Company’s ongoing profitability since it eliminates the effect of securities market volatility from earnings.

Operating Return on Equity (Current Period) is defined as operating income for the trailing 12-month period divided by the simple average of the beginning and ending stockholders' equity of the same 12-month period.

Operating Return on Equity (Prior Period) is defined as operating income for the prior year divided by the simple average of the beginning and ending stockholders’ equity of the same 12-month period.

Return on Equity (Current Period) is defined as net income for the trailing 12-month period divided by the simple average of the beginning and ending stockholders’ equity of the same 12-month period.

Return on Equity (Prior Period) is defined as net income for the prior year divided by the simple average of the beginning and ending stockholders’ equity of the same 12-month period.

Management uses the following GAAP ratios to measure the Company's ongoing operations. They are calculated as follows:

Loss Ratio is defined as incurred losses divided by earned premiums.

Loss Adjustment Expense Ratio is defined as loss adjustment expenses divided by earned premiums.

Operating Expense Ratio is defined as total operating expenses divided by earned premiums.

Combined Ratio is defined as the sum of the loss ratio, the loss adjustment expense ratio and the expense ratio or the sum of incurred losses, loss adjustment expenses and total operating expenses divided by earned premiums.

Management uses the following operating statistics to measure components of the Company’s ongoing operations. They are calculated as follows:

Lapse Ratio is defined as the number of policies lapsing as a percentage of billings produced during a stated time period.

Actual vs. Expected Mortality Ratio is defined as benefit payments divided by the actuarially estimated benefit payments for the stated time period.

Persistency Ratio is defined as the annualized premium of policies in force at the end of the period as a percentage of the annualized premium paid at the end of the period.

Loan Portfolio Yield is defined as annualized interest income divided by the loan portfolio balance.

Loan Delinquency Ratio is defined as the amount of loans 30 or more days past due divided by the loan portfolio balance.

Return on Carried Value is defined as equity in net earnings divided by the simple average of beginning and end of period carrying value.

Certain amounts in prior periods have been reclassified to conform to the presentation adopted in the current period. Such reclassifications did not impact earnings.